SUPPLEMENT TO PROSPECTUS
The date of this supplement is July 15, 2016.

MFS® Variable Insurance Trust III:

MFS® BLENDED RESEARCH® SMALL CAP EQUITY PORTFOLIO	MFS® LIMITED MATURITY PORTFOLIO
MFS® CONSERVATIVE ALLOCATION PORTFOLIO	MFS® MID CAP VALUE PORTFOLIO
MFS® GLOBAL REAL ESTATE PORTFOLIO	MFS® MODERATE ALLOCATION PORTFOLIO
MFS® GROWTH ALLOCATION PORTFOLIO	MFS® NEW DISCOVERY VALUE PORTFOLIO
MFS® INFLATION-ADJUSTED BOND PORTFOLIO

Effective after the close of business on July 15, 2016, the second paragraph of the sub-section entitled "Disclosure of Portfolio Holdings" in the sub-section entitled "Investment Adviser" under the main heading "Management of the Fund" is restated in its entirety as follows:
The following information is generally available to you on mfs.com (once you have selected "Individual Investor" as your role, click on "Products & Services," then "Variable Insurance Portfolios," then "VIT III," and then select the fund's name):

1024029 1                                                                                      VITIII-SUP-I-071516